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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 23, 2004
                                                 -------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                    0-1349                      04-1864170
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

      225 Windsor Drive, Itasca, IL                                60143
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (630) 875-5300
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


ITEM 1.01

On September 23, 2004, Enesco Group, Inc. (Enesco) entered into the Sixth Amendment to the License Agreement among Enesco, Precious Moments, Inc. and United Media (the "Sixth Amendment"), pursuant to which Enesco sells its Precious Moments(R) line of figurines and giftware.

Under the Sixth Amendment the date by which Enesco may give notice of termination, rather than permit the license to automatically renew on the existing terms and conditions, has been extended until September 30, 2005. Enesco also agreed to pay $1.4 million by October 1, 2004 that was deferred from 2003 under the annual minimum guarantee provisions of the license.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          Enesco Group, Inc.
                                                 -------------------------------
                                                             (Registrant)

Date 9-27-04                                 By: /s/ George R. Ditomassi
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                                                 George R. Ditomassi,
                                                 Interim Chief Executive Officer



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                                  Exhibit Index


Exhibit 10 Sixth Amendment to the License Agreement among Enesco, Precious Moments, Inc. and United Media.